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                                                                    EXHIBIT 10.1

                            SIXTH AMENDMENT AGREEMENT


         This Sixth Amendment Agreement is effective as of the 1st day of July, 2000, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia, CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Sixty Million Dollars ($60,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. The definition of "Capital Expenditures" contained in Article I of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Capital Expenditures" shall mean, for any period, the amount of Capital Expenditures as determined on a Consolidated basis in accordance with GAAP; provided, however, the Capital Expenditures of Deposition Sciences, Inc., an Ohio corporation ("DSI") and APL Engineered Materials, Inc., an Illinois corporation ("APL"), taken together with research and development expenses of the telecommunications business of DSI, in an amount not to exceed $23,843,000 shall be excluded from this definition of Capital Expenditures so long as no Event of Default exists or will occur as a result of the making of such Capital Expenditures."

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         2. The definition of "Cash Flow" contained in Article I of the Credit
Agreement is hereby amended to add the following at the end thereof:

                  "plus (e) research and development expenses related to the telecommunications business of DSI, together with Capital Expenditures of DSI and APL, in an amount not to exceed $23,843,000."

         3. Section 5.8 of the Credit Agreement is hereby amended to add a new subsection (i), which reads in its entirety as follows:

                  "(i) indebtedness incurred by DSI in an aggregate amount not to exceed $11,000,000 in connection with the acquisition of property located in California."

         4. Subsection (i) of Section 5.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Liens securing Indebtedness permitted by Sections 5.8 (b),
                  (h) and (i) hereof; or"

         5. Subsection (vii) of Section 5.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(vii) any advance or loan to an officer or employee of a Borrower or a Subsidiary made in the ordinary course of such Company's business, so long as all such advances and loans from all Companies aggregating not more than the maximum principal sum of $3 million at any time outstanding (excluding the loan to Wayne R. Hellman referred to in (viii) below);"

         6. [Intentionally omitted.]

         7. Section 5.12 of the Credit Agreement is hereby amended to add a new subsection (e), which reads in its entirety as follows:

                  "(e) DSI may merge into a newly formed subsidiary of U.S. Borrower solely for purposes of changing the state of incorporation of DSI, provided such new subsidiary comply in full with the provisions of Section 5.22."



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         8. Section 5.19 of the Credit Agreement is hereby amended by adding the following language to the existing proviso to Section 5.19:

                  "and DSI may amend its Articles of Incorporation to increase the number of authorized shares of common stock of DSI to 100,000,000 shares and to authorize the issuance of up to 10,000,000 shares of preferred stock of DSI."

         9. Agent and the Banks hereby consent to the purchase of the net assets of Ruud Lighting New Zealand Limited for consideration in the aggregate not to exceed $700,000 (plus any interest incurred in connection with the Seller financed portion of the purchase price).

         10. Concurrently with the execution of this Sixth Amendment Agreement, Borrowers shall:

                  (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Sixth Amendment Agreement;

                  (b) deliver such other documents as may reasonably required by Agent in connection with this Sixth Amendment Agreement; and

                  (c) pay all legal fees and expenses of Agent in connection with this Sixth Amendment Agreement.

         11. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Sixth Amendment Agreement; (b) the officers executing this Sixth Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof, (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Sixth Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Sixth Amendment Agreement constitutes a valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         12. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Sixth Amendment Agreement is a Related Writing as defined in the Credit Agreement.


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         13. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         14. This Sixth Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         15. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.




                  [Remainder of Page Intentionally Left Blank]


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    16. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY
RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

         Agreed to and accepted this 10th day of November, 2000.

ADVANCED LIGHTING TECHNOLOGIES,             CANADIAN LIGHTING SYSTEMS
INC.                                        HOLDING, INCORPORATED

By: /s/ Steven C. Potts                      By:/s/ R. G. Douglas Oulton
   --------------------------                   -------------------------------
       Steven C. Potts,                      Title: VP Finance & Administration
       Chief Financial Officer                     -----------------------------


VENTURE LIGHTING POWER SYSTEMS,             VENTURE LIGHTING EUROPE
NORTH AMERICA INC. (f.k.a. Ballastronix     LTD.
Incorporated)

By: /s/ R. G. Douglas Oulton                 By: /s/ E. Young
   --------------------------                   --------------------------------
Title: VP Finance & Administration           Title: Director
      -----------------------------                 ----------------------------
PARRY POWER SYSTEMS LIMITED                 FLEET NATIONAL BANK,
                                            f.k.a. BankBoston, N.A., as a Bank

By: /s/ W. Ian Wilkinson                   By:  /s/ Jack A. Myers
   --------------------------                  ---------------------------------
Title: Director                             Title: Senior Vice President
       ----------------------                      -----------------------------
PNC BANK, NATIONAL ASSOCIATION,             SOVEREIGN BANK
  as Agent and as a Bank

                                            By:________________________________
By: /s/ Richard Muse, Jr.                   Title:_____________________________
   --------------------------
Title: Vice President
       ----------------------

NATIONAL CITY COMMERCIAL
FINANCE, INC.


By: Paul Weybrecht
   ---------------------------
Title: Vice President
      ------------------------




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                            GUARANTOR ACKNOWLEDGMENT

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Sixth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                     ADLT Realty Corp. I, Inc.
                                     ADLT Services, Inc.
                                     Advanced Lighting, Inc.
                                     Advanced Lighting Systems, Inc.
                                     APL Engineered Materials, Inc.
                                     Ballastronix (Delaware), Inc.
                                     Bio Light, Inc.
                                     Bright Ideas Advertising and Design, Inc.
                                     Energy Efficient Products, Inc.
                                     HID Recycling, Inc.
                                     Lighting Resources International, Inc.
                                     Metal Halide Controls, Inc.
                                     Metal Halide Technologies, Inc.
                                     Microsun Technologies, Inc.
                                     Specialty Discharge Lighting, Inc.
                                     Venture Lighting International, Inc.


                                     By: /s/ Nicholas R. Sucic
                                     Name: Nicholas R. Sucic
                                     Title: Executive Vice President
                                     of each of the companies listed above

                                     Deposition Sciences, Inc.
                                     Kramer Lighting, Inc.
                                     Ruud Lighting, Inc.


                                     By: /s/ Steven C. Potts
                                     Name: Steven C. Potts
                                     Title: Chief Financial Officer
                                     signing for each of the companies listed
                                     above by Power of Attorney


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